                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ----------------------------
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997


                                    CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                    TRUST ACCOUNT #80-4139100
                                    REMITTANCE DATE: 4/15/97

                                                               Total $                Per $1,000
                                                               Amount                  Original
                                                            -------------             ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                         $6,959,974.77

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for
     prior Remittance Date                                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance Date             6,959,974.77

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.95%)                        5.95%
         b. Class A-1 Interest                                 120,419.77             2.61782109
         c. Class A-2 Remittance Rate(6.30%)                        6.30%
         d. Class A-2 Interest                                 210,000.00             5.25000000
         e. Class A-3 Remittance Rate(6.50%)                        6.50%
         f. Class A-3 Interest                                 178,750.00             5.41666667
         g. Class A-4 Remittance Rate(6.80%)                        6.80%
         h. Class A-4 Interest                                 481,666.67             5.66666671
         i. Class A-5 Remittance Rate(7.15%)                        7.15%
         j. Class A-5 Interest                                 166,833.33             5.95833321
         k. Class A-6 Rimittance Rate (7.40%)                       7.40%
         i. Class A-6 Interest                                 407,000.00             6.16666667
         k. Class A-7 Remittance Rate (7.90%,
            unless Weighted Average Contract
            rate is below (7.90%)                                   7.90%
         l. Class A-7 Interest                                 678,807.50             6.58333333

   (3)   Amount applied to:
         a. Unpaid Class A Interest Shortfall                         .00                    .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                                 CUSIP#'S   393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                 TRUST ACCOUNT #80-4139100
                                 REMITTANCE DATE: 4/15/97

                                                           Total $          Per $1,000
                                                           Amount            Original
                                                          ----------       ------------
   (4)  Remaining:
         a. Unpaid Class A Interest Shortfall                    .00                .00

B. Principal
   (5)   Formula Principal Distribution Amount            3,186,073.27              N/A
         a. Scheduled Principal                             546,277.44              N/A
         b. Principal Prepayments                         1,312,353.16              N/A
         c. Liquidated Contracts                            738,562.79              N/A
         d. Repurchases                                            .00              N/A
         e. Current Month Advanced Principal              1,203,057.10              N/A
         f. Prior Month Advanced Principal                 (614,177.22)             N/A

   (6)   Pool Scheduled Principal Balance               450,988,115.96

   (6b)  Adjusted Pool Principal Balance                449,785,058.86     947.54470206

   (6c)  Pool Factor                                        0.94754470

   (7)   Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date                   .00

   (8)   Class A Percentage for such Remittance
          Date                                                  92.14%

   (9)   Class A Percentage for the following
          Remittance Date                                       92.09%

   (10)  Class A Principal Distribution:
         a. Class A-1                                    3,186,073.27       69.26246239
         b. Class A-2                                             .00               .00
         c. Class A-3                                             .00               .00
         d. Class A-4                                             .00               .00
         e. Class A-5                                             .00               .00
         f. Class A-6                                             .00               .00
         g. Class A-7                                             .00               .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                                     CUSIP#'S 393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 4/15/97

                                                Total $         Per $1,000
                                                Amount           Original
                                             -------------     ------------
 (11)   Class A-1 Principal Balance          21,100,267.86     458.70147522
 (11a)        Class A-1 Pool Factor              .45870148

 (12)   Class A-2 Principal Balance          40,000,000.00     1000.0000000
 (12a)        Class A-2 Pool Factor             1.00000000

 (13)   Class A-3 Principal Balance          33,000,000.00     1000.0000000
 (13a)        Class A-3 Pool Factor             1.00000000

 (14)   Class A-4 Principal Balance          85,000,000.00     1000.0000000
 (14a)        Class A-4 Pool Factor             1.00000000

 (15)   Class A-5 Principal Balance          28,000,000.00     1000.0000000
 (15a)        Class A-5 Pool Factor             1.00000000

 (16)   Class A-6 Principal Balance          66,000,000.00     1000.0000000
 (16a)        Class A-6 Pool Factor             1.00000000

 (17)   Class A-7 Principal Balance         103,110,000.00     1000.0000000
 (17a)  Class A-7 Pool Factor                   1.00000000

 (18)   Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                                     CUSIP#'S    393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 4/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (19) 31-59 days                        4,205,526.01            126

    (20) 60 days or more                   3,748,689.84            113

    (21) Current Month Repossessions         645,937.86             27

    (22) Repossession Inventory            3,546,910.50            118

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (23) Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current Remittance Date    .83%

         (b) Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                               .85%

    (24) Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current Remittance Date   .93%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may
             not exceed 5.5%)                                           .88%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                                     CUSIP#'S     393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 4/15/97

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 2000 to
          April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and
          and 9.5% thereafter)                                           .13%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date      230,395.77

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
         by arithmetic average of Pool Scheduled Principal
         Balances for third preceding Remittance and for current
         Remittance Date; may not exceed 2.25%)                          .41%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                              16.24%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                      .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                7.86%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                                       CUSIP NO. 393505MR0
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 4/15/97


                                                       Total $       Per $1,000
                                                       Amount         Original
                                                    ------------   -------------
   CLASS M1 CERTIFICATES
   ---------------------
   (29)  Amount available (including Monthly
         Servicing Fee)                             1,530,424.23

  A.     Interest
   (30)  Aggregate interest
         a. Class M-1 Remittance Rate (7.75%,
            unless Weighted Average Contract
            Rate is below 7.75%)                            7.75%
         b. Class M-1 Interest                        245,255.21      6.45833338

   (31)  Amount applied to Class M-1 Interest
          Deficiency Amount                                  .00               0

   (32)  Remaining unpaid Class M-1 Interest
          Deficiency Amount                                  .00               0

   (33)  Amount Applied to:
         a. Unpaid Class M-1 Interest Shortfall              .00               0

   (34)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall              .00               0

  B.     Principal
   (35)  Formula Principal Distribution Amount               .00             N/A
         a. Scheduled Principal                              .00             N/A
         b. Principal Prepayments                            .00             N/A
         c. Liquidated Contracts                             .00             N/A
         d. Repurchases                                      .00             N/A

   (36)  Class M-1 Principal Balance               37,975,000.00   1000.00000000
   (36a) Class M-1 Pool Factor                        1.00000000

   (37)  Class M-1 Percentage for such Remittance Date       .00%

   (38)  Class M-1 Principal Distribution:
         a. Class M-1 (current)                              .00      0.00000000
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                                       CUSIP NO. 393505 MS8,MT6
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 4/15/97

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                     ------------   ----------
   (39) Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date            .00

   (40) Class M-1 Percentage for the following
        Remittance Date                                       .00%

Class B1 Certificates
---------------------------
   (1)  Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                               1,285,169.02

   (2)  Class B-1 Remittance Rate (7.80% unless
        Weighted Average Contract Rate is
        below 7.80%)                                         7.80%

   (3)  Aggregate Class B1 Interest                    123,402.50   6.50000000

   (4)  Amount applied to Unpaid Class
        B1 Interest Shortfall                                 .00          .00

   (5)  Remaining unpaid Class B1
        Interest Shortfall                                    .00          .00

   (6)  Amount applied to Class B1 Interest
        Deficiency Amount                                     .00

   (7)  Remaining Unpaid Class B-1 Interest
        Deficiency Amount                                     .00

   (8)  Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date              .00

   (8a) Class B Percentage for such Remittance Date           .00

   (9)  Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                .00

                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8
                                                   CUSIP NO. 393505 MS8, MT6
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 4/15/97


                                                         Total $     Per $1,000
                                                         Amount       Original
                                                      ------------   ----------
   (10a) Class B1 Principal Shortfall                          .00

   (10b) Unpaid Class B1 Principal Shortfall                   .00

   (11)  Class B Principal Balance                   35,599,791.00

   (12)  Class B1 Principal Balance                  18,985,000.00


Class B2 Certificates
---------------------
   (13) Remaining Amount Available                    1,161,766.52

   (14) Class B-2 Remittance Rate (8.10%
        unless Weighted Average Contract
        Rate is less than 8.10%)                              8.10%

   (15) Aggregate Class B2 Interest                     112,149.84   6.75000005

   (16) Amount applied to Unpaid Class
        B2 Interest Shortfall                                  .00          .00

   (17) Remaining Unpaid Class B2
        Interest Shortfall                                     .00          .00

   (18) Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date               .00

   (19) Class B2 Principal Liquidation Loss Amount             .00

   (20) Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                   .00

   (21) Guarantee Payment                                      .00

   (22) Class B2 Principal Balance                   16,614,791.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 9
                                                   CUSIP NO. 393505 MS8, MT6
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 4/15/97

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      ------------    ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                   188,993.88

(24) 3% Guarantee Fee                                   860,622.80

(25) Class C Residual Payment                                  .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                           .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                           .00

(28) Repossessed Contracts                              645,937.86

(29) Repossessed Contracts Remaining
     in Inventory                                     3,546,910.50

(30) Weighted Average Contract Rate                       10.04104

                                     GTFC
                                    1996-4
                                  MARCH 1997
                              Defaulted Contracts


                                                  Estimated
                                                   Loss At
Account#      Principal   Interest     Amount     Sale Date
--------     ----------   --------   ----------  -----------
21319967      20,401.46     127.16    20,528.62     4,578.62
24312058      26,470.08     164.99    26,635.07     6,235.40
37318301       9,824.12      61.23     9,885.35    11,152.46
43318039      46,952.88     292.67    47,245.55    17,690.55
43318084      34,257.53     213.53    34,471.06    11,403.14
46302099      20,004.30     124.69    20,128.99     4,627.47
52312771      43,051.28     268.35    43,319.63     8,900.45
57318024      12,542.84      78.18    12,621.02     2,810.28
57318057      15,491.63      96.56    15,588.19     5,310.03
60308543      23,486.35     146.39    23,632.74     9,451.05
74321792      25,058.13     156.19    25,214.32     5,329.68
75328266      36,345.39     226.55    36,571.94    36,183.40
75328339      42,357.46     264.02    42,621.48    18,862.26
75328505      47,844.50     298.23    48,142.73    19,227.04
76318950      40,666.99     253.49    40,920.48    15,582.25
76318998       6,867.59      42.80     6,910.39     6,375.28
83322124      24,188.26     150.77    24,339.03     6,443.84
83322172      25,763.04     160.58    25,923.62     3,056.85
85318588      49,247.62     306.97    49,554.59    19,477.63
87321861      32,744.34     204.10    32,948.44      (616.46)
90325147      28,068.65     174.96    28,243.61     9,284.87
93315206      29,600.47     184.50    29,784.97     5,009.35
95328696      16,422.79     102.36    16,525.15    11,620.34
96321920      13,949.79      86.95    14,036.74     5,213.19
96322296      23,873.66     148.81    24,022.47     1,751.81
97330790      23,198.88     144.60    23,343.48    12,494.40
98302640      19,882.76     123.93    20,006.69     6,215.67

TOTALS      $738,562.79  $4,603.56  $743,166.35  $263,670.85
            ===========  =========  ===========  ===========